UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 20, 2007
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                       INTERCELL INTERNATIONAL CORPORATION
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Nevada                                0-14306                   84-0928627
----------------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


                           370 17th Street, Suite 3640
                             Denver, Colorado 80202
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (303) 592-1010
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
        230.425)
[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
        240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))


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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

Change In Certifying Accountant

Larry O'Donnell, CPA, formerly auditor for NewMarket China, Inc. (the Company), was dismissed as auditor on April 20, 2007. Pollard & Kelley Auditing Services, Inc. were engaged as auditors for Company on October 2, 2006. The change resulted as a part of the acquisition of NewMarket China, Inc. by the Company.

The change of accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

In connection with audit of the two most recent fiscal years and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

The audit report by Larry O'Donnell, CPA for the years ended September 30, 2006 and September 30, 2005, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

Otherwise, the audit report by Larry O'Donnell, CPA for the years ended September 30, 2006 and September 30, 2005, did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.



                  Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

          (c) Exhibits: The following exhibits to the Registration Statement are hereby filed as part of this report on Form 8-K. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-B.


     Exhibit No.                                   Description
         16*               Letter on Change in Certifying Accountant
----------------
*Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 20, 2007                       NEWMARKET CHINA, INC.



                                            /s/ Philip Rauch
                                            --------------------------------
                                            Philip Rauch
                                            Chief Financial Officer